Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2019
Recent Accounting Pronouncements [Abstract]
Recent Accounting Pronouncements
(18)	Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016 02, Leases (Topic 842) (“ASU 2016 02”).  ASU 2016 02 is intended to improve financial reporting of leasing transactions by requiring organizations that lease assets to recognize assets and liabilities for the rights and obligations created by leases that extend more than twelve months on the balance sheet.  This accounting update also requires additional disclosures surrounding the amount, timing, and uncertainty of cash flows arising from leases.  ASU 2016 02 is effective for financial statements issued for annual and interim periods beginning after December 15, 2018 for public business entities.  Early adoption is permitted.  The Company elected to adopt ASU 2016 02 as of January 1, 2019.  The Company has elected the package of practical expedients permitted in ASC Topic 842.  Accordingly, the Company accounted for its existing operating leases as operating leases under the new guidance, without reassessing (a) whether the contracts contain a lease under ASC Topic 842, (b) whether classification of the operating leases would be different in accordance with ASC Topic 842, or (c) whether the unamortized initial direct costs before transition adjustments (as of December 31, 2018) would have met the definition of initial direct costs in ASC Topic 842 at lease commencement.  The company has also elected the practical expedient to use hindsight in determining the lease term.  As a result of the adoption of the new lease accounting guidance, the Company recognized on January 1, 2019 (a) a lease liability of approximately $58.2 million, which represents the present value of the remaining lease payments of approximately $69.4 million, discounted using the Company’s incremental borrowing rate, and (b) a ROU asset of approximately $53.0 million which represents the lease liability of $58.2 million adjusted for accrued rent of approximately $5.2 million.  This standard did not have a material impact on the Company’s key performance metrics and had no impact on the Company’s operating results.  The most significant impact was the recognition of ROU assets and lease liabilities for operating leases.

In September 2016, the FASB released ASU 2016-13, “Financial Instruments – Credit Losses” which amended existing guidance to replace current generally accepted accounting principles used to measure a reporting entity’s credit losses.  The main objective of this update is to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity at each reporting date.  To achieve this objective, the amendments in this update replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates.  The standard will also expand credit quality disclosures. While the standard changes the measurement of the allowance for credit losses, it does not change the Banks’s credit risk of its lending portfolios. The standard is effective January 1, 2020.   The Company has selected the Discounted Cash Flow modeling method and is running parallel processes encompassing the functionality of the models, governance activities, as well as continuing to review and refine its models and methodologies.  The Bank is currently undergoing model validation and working to finalize its operating and financial control procedures and processes.